Forward Looking Statements
This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in our prospectus, are forward-looking statements. When used in this presentation or in answers given to questions asked today, the words “may,” “will,”
“could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. For a more complete discussion regarding these and other factors which could affect the
Company's financial performance, refer to the Company's various filings with the Securities and Exchange
Commission, including its filing on Form 10-K for the year ended December 31, 2009 and subsequently filed Forms 10-
Q, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk
Factors.” These cautionary statements qualify all of the forward-looking statements. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis.
All forward-looking statements speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Almost Family
Overview

Almost Family
Founded in Louisville KY - 1976
Two Home Health Segments:
- Visiting Nurse, Medicare-certified
 (~85% of Revenue)
- Personal Care, primarily Medicaid-Waiver
 (~15% of Revenue)
Revenue Run Rate of approximately
$340 Million

113 Locations in three geographic clusters, spanning 11 states

We Are Senior Advocates®

Almost Family
Northeast Cluster
Southeast Cluster
Midwest Cluster

Our Mission - “We Are Senior Advocates”
One Common Goal - allow
 Seniors to “Age in Place”
 at home
Advocates on behalf of the
 sick & elderly
Make lives of elderly &
 chronically ill better
Backbone of who we are &
 how we run our business

Our Mission - “We Are Senior Advocates”
How do we do this?
- Focus on being Patient-centric
- Build Caregiver Culture
- Improve & create Senior programs
- Credentialing clinicians as
Geriatric Specialists
- Consistent delivery of highest
quality patient care

Almost Family Caregiver
Almost Family is driven by
Highly Skilled Professional
Caregivers, including:
- Skilled & Experienced Nurses
- Physical Therapists
- Occupational Therapists
- Medical Social Workers
- Home Aides

$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
39% CAGR
21% CAGR
$211.
5
$330.3
$76.3
$84.9
2006
2007
2008
2009
2010
TTM
Q3'08
Q3'09
Q3'10

We Are SeniorAdvocates®

Almost Family
($Millions)
$88.7
$58.4
$297.8
Revenue
Track Record of
Strong Performance
- 4 Yr CAGR Revenue
 39%
- 4 Yr CAGR EPS 42%
-  Last 36 months:
 - 49% Organic Growth
 - Acquired $103 Million
 in Revenue
$130.9

What is Home Health Care?

Home Health Industry
Aging Population is growing -
 Prefer to stay at home
Home Health Care -
 Bends the Cost Curve
 of caring for the elderly
Industry is Fragmented -
 Pipeline for Consolidation

Who Receives Home Health Care?
Over 3.5 million Americans
 rely on home health care to stay
 in their homes.
- 80+ year old, sick patients
- Chronic conditions, sickest of the sick
- Want to “Age in Place”, out of
 hospitals & nursing homes
- Want to restore their ability to care
 for themselves

Characteristics of Medicare Population
Source: Kaiser Family Foundation Medicare Primer 2009
45 million beneficiaries
- Limited Resources - 1 out of 2 have income of less than
 $21,000 (near poverty level)
- 1 out of 3 - have 3 or more chronic health conditions
- 1 out of 3 - have cognitive or mental impairment
- 1 out of 3 - are in poor health
- 1 out of 5 - have significant limitations in activities
 of daily living
- 1 out of 8 - is over 85 years old
- 1 out of 20 - lives in a nursing home

12,000
10,000
8,000
6,000
4,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

We Are Senior Advocates®

Number of New 65 Year Olds Per Day

2010
40.2 mil
2016
48.3 mil
2020
54.8 mil
65+ Population

1,600
1,400
1,200
1,000
800
600
400
200
0
$1,500
$325
$150
Hospital
Nursing Home
Home Health

We Are Senior Advocates®

The Benefits of Home Health Care
Bending the Cost Curve
- Lower cost per day vs.
 hospital & nursing  homes
- Lower costs to Medicare
 Program
- Prevents mild exacerbations
 from escalating into critical
 situations
Cost per day

Fragmented Home Health Markets - Calls for Consolidation

Hospital-based agencies 24%
For-profit freestanding agencies 47%
Government / other agencies 21%
Not-for-profit freestanding agencies 8%

We Are SeniorAdvocates®

~10,000 Medicare-certified home
  health agencies in U.S.
~7,000 agencies are independently-
   owned operated
$17 B Annual Medicare Spend
Almost Family’s acquisition criteria
 - Geography
 - Multi-site, free-standing
   agencies or hospital-based
   agencies

Our Development
Strategy

CAREtenders
ALMOST family MEDLINK
Community Home Health
Florida HomeHealth
Better at Home
Mederi CAREtenders
Quality of Life
patient care
apex

ALMOST family

We Are Senior Advocates

We Are Senior Advocates

Our Development Strategy
Senior Advocacy
Senior Advocacy Mission
Seasoned Management Staff
Local Market Emphasis
Densification/Acquisitions
Strong Organic Growth

Our Experienced Management Team
Core Team Averages Over 20 Years at AFAM
William Yarmuth - CEO   Todd Lyles - SVP Administration
 - 29 yrs as AFAM CEO   - 13 yrs as AFAM SVP
Steve Guenthner - SVP & CFO  Anne Liechty - SVP VN Operations, North
 - 18 yrs as AFAM CFO   - 24 yrs at AFAM

Next Level Management Rich in Home Health Experience
 o Average of 15 Years Experience in Home Health

Local Market Emphasis
Managing Successfully by:
Placing Senior Management
 closer to local markets
Local “Course Knowledge”
hometown business
Growing locally based sales &
marketing staff
Standard local office operating model,
with local office flexibility in
marketing & clinical programs

Started
47%
In-Market
Acq
8%
Acq-New
45%

We Are Senior Advocates®

Densification/Acquisitions
Branch Development
Last 5 Years
Increase density of existing
 geographic clusters
Make selected acquisitions to enter
 states & markets contiguous to
 existing operations
Build on local brand with start-ups
 - opened 14 start-ups in 2008
 - opened 8 start-ups in 2009
 - opened 7 start-ups in 2010
Optimize span of control

Densification Works
Clusters	# of Branches			Revenue Per Branch (In millions)
	2005	2010	% Change	2005	2010 TTM	% Change
Midwest	13	36	177%	$1.4	$2.3	66%
Northeast	1	12	NM	$1.3	$6.1	381%
Southeast	13	42	223%	$1.6	$3.2	101%
Total	27	90	233%	$1.5	$3.2	117%

Regulatory Front

2011 Medicare Topics
Topic	Discussion
Reimbursement Rate Cut	~ 5% cut in national payment rate - will reduce margins (also impacts Q4 2010)
Physician Face-to- Face Encounter	Agencies must get documentation of encounter 90 days before or 30 days after admit
Therapy Reassessments	April 1, 2011 must reassess therapy need visits 13 and 19
Med Pac Recommendations	December 2010 presentation suggests March 2011 may recommend PPS not based on therapy visits

Financial Highlights

Financial Highlights
☑ Long term EPS growth driven by organic volumes
☑ Prudent management of capital structure with appropriate
 leverage
☑ Proven ability to access debt and equity
☑ Scalable infrastructure keeps tight rein on operating costs
☑ Strong track record of investing capital in accretive
 acquisitions

140
120
100
80
60
40
20
0
27% CAGR
19
24
24
52
22
74
23
90
2004
2006
2008
2010
Personal Care
Visiting Nurse

We Are Senior Advocates®

Track Record of Increasing Locations
# of Locations
76
43
96
113

65,000
60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
29% CAGR
59,249
4%
96%
16% CAGR
2006
2007
2008
2009
2010 TTM
Q3'08
Q3'09
Q3'10
Visiting Nurse
Personal Care

We Are Senior Advocates®

Growing Patient Admissions
21,258
55,248
32,745
43,148
13,682
15,069
Admissions
89%
90%
92%
11%
10%
8%
94%
6%
95%
5%
6%
94%
11,200
8%
92%

$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
39% CAGR
21% CAGR
$88.7
$130.9
$211.5
$297.8
$330.3
$58.4
$76.3
$84.9
2006
2007
2008
2009
2010 TTM
Q3'08
Q3'09
Q3'10

We Are *Senior*Advocates®

Proven Revenue Performance
Continuing Operations ($Millions)

$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
42% CAGR
$0.80
$1.36
$2.16
$2.86
$3.27
23% CAGR
$0.56
$0.73
$0.85
2006
2007
2008
2009
2010 TTM
Q3'08
Q3'09
Q3'10

We Are Senior Advocates®

Proven EPS Growth
Continuing Operations EPS
Based on diluted shares.

Financial Measures

- AR DSO 42 at September 2010
- LTM EBITDA $56M
- Debt $2.8M
- Cash $42M
- $125M Credit Facility

We Are Senior Advocates®

Update - 2009 & Q3’10
2010 Highlights
 Q3’10 YTD 2010
 - Revenues +11%  +15%
 - EPS  +16%  +17%
 - Admissions +12% +13%
 - Episodes +11% +12%
2009 Highlights
 - Revenues up 41%
 - EPS up 32%
 - VN organic revenue up 29%

2009 Organic Medicare Growth
 - Admissions 13%
 - Episodes 27%

Healthcare Reform Legislation Impact
Topic	Impact
Market Basket Updates	Reduces updates by 1% in 2011, 2012 and 2013
Re-basing Rates	Begin 2014, phased in over 4 years with adjustments limited to 3.5% per year
Productivity Adjustment	Begin 2015
Rural Add-on	3% in 4/1/2010 - 2015
Outlier Cap	10% of revenue beginning 2011 (implemented by CMS in 2010)

Investment Thesis Remains - Long-Term EPS
  Growth as Low Cost Provider
Organic sales growth (including post-acquisition)
 - 8%-12% organic volume growth
 - Incremental margin 25%-30% on next dollar of same store
 revenue (declining over future years with downward
 margin pressure)
Favorable acquisition economics
 - Agency EBITDA contribution 18%-22%, paying 4x-5x
 - Incremental overhead 3%-4% of revenue
 - Strong ROI, accretive investments
Follow-on startups enhance return

Investment Thesis Remains - Long-Term EPS
 Growth as Low Cost Provider
Earnings implications
•Volume-based incremental margin helps to offset rate cuts
•Continue emphasis on:
 • Efficiency of operations
 • Improved clinical outcomes
•Conditions remain for long-term EPS growth as a
consolidator

Investment Highlights
Annual Revenue run rate now over $340 million
Leading Regional Home Health Provider
 - 36% three year revenue CAGR
 - Decentralized operating model
Strong Capital Position
 - $165 million immediately available
 for future growth
Disciplined Approach to acquisitions driven
 by Seasoned Management
Growing Force in consolidating home health care market
 - 6 acquisitions in three years
 - Three geographic clusters: Northeast, Southeast & Midwest

Visit our website at
www.almostfamily.com/investorpresentation.php
for a copy of our investor presentation.

Almost Family
9510 Ormsby Station Rd., Suite 300
Louisville, KY 40223
502-891-1000
www.almostfamily.com

William B. Yarmuth
CEO
wby@almostfamily.com

Steve Guenthner
CFO
steveguenthner@almostfamily.com

We Are SeniorAdvocates®

Contact Information